EXHIBIT 99.2

Certain statements in this presentation constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this presentation, words such as "expect", "anticipate", "estimate", "believe", "no assurance", "intend", "should", "could", "may", "plan", "project", "predict", and similar expressions and statements which are made in the future tense, or which refer to future events or developments, are intended to identify such forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others, the following factors: general economic and business conditions, and trends in the lodging and entertainment industries in particular; changes in hotel occupancy rates, business and leisure travel rates and the "buy rate" of our customers; our ability to access popular content on terms that are acceptable to us; timely availability of content; changes to the competition, including the ability of our competitors to deliver on demand entertainment or competitive services through the Internet or cable; the impact of changes in regulation which may limit our ability to provide content we currently provide; the occurrence of one or more future terrorist attacks, wars, public health concerns or other crises; availability of key components and services necessary for the manufacture and assembly of our interactive systems; uncertainties in our strategies or efforts to improve operating results by increasing revenue and decreasing costs; availability of capital on terms that are acceptable to us and sufficient to execute our business plan, including expanding the installation of our digital system in our customers' guest rooms, and to adapt to technological changes in our industry; changes in customer relationships with hotel chains and their franchisees, including our ability to obtain new customers and to retain existing customers; the results of our product development difficulties and delays of new technologies and enhancement of existing technologies.These forward- looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Slide 1

(in millions) Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Revenue 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 243 247 250 254 258 262 266 269 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 FINANCIAL HIGHLIGHTS Slide 2 Steady Revenue Growth TTM Trailing Twelve Months

Q1 2005 Q1 2004 % Change Movie Revenue $ 16.42 $ 17.04 - 3.6% Other Interactive Services 5.44 5.37 1.3% Total Per Guest Pay Room $ 21.86 $ 22.41 -2.5% Q1 Revenue Analysis FINANCIAL HIGHLIGHTS Slide 3 Q1 2005 Impacted by Easter Effect & TV Internet Initiative Gross Profit Margin 55.7% in Q1 2005 and Q1 2004 Digital Platform installed in 55% of Rooms Per room per month

Operating Expenses Slide 4 Q1 2005 Q1 2004 % Change Guest Pay Operations $ 2.94 $ 2.93 0.3% SG&A 2.07 2.05 1.0% Depreciation & Amortization 6.13 7.07 -13.3% Total Operating Expenses $ 11.14 $ 12.05 -7.6% FINANCIAL HIGHLIGHTS SG&A as a Percent of Revenue - 9.2% in Q1 2005 vs. 8.9% in Q1 2004 D&A as a Percent of Revenue - 27.3% in Q1 2005 vs. 30.8% in Q1 2004 Per room per month

(in millions) Increasing Operating Income exclusive of Depreciation & Amortization TTM Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Operating Income exclusive of Depreciation & Amortization 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 82.1 82.6 83.2 84.9 86.7 87.6 89 90 90.3 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 FINANCIAL HIGHLIGHTS Slide 5 Trailing Twelve Months

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Operating Income 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 4.2 4.7 6.5 8.5 9.7 11.4 13 14.942 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 FINANCIAL HIGHLIGHTS Slide 6 Increasing Operating Income TTM Trailing Twelve Months (in millions)

Narrowing Net Loss TTM Trailing Twelve Months Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Net Loss 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 -38.4 -38.3 -35.1 -32.8 -24.6 -22.7 -20.8 -18.2 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 FINANCIAL HIGHLIGHTS Slide 7 (in millions) Q2'03 Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 Q4'04 Q1'05

New Installation Digital Capital per Room Slide 8 FINANCIAL HIGHLIGHTS 2000 423 2001 456 2002 439 2003 405 2004 364 Q2 2003 408 Q3 2003 396 Q4 2003 391 Q1 2004 382 Q2 2004 373 Q3 2004 375 Q4 2004 341 Q1 2005 351 TAPE $423 $456 $439 $405 DIGITAL DIGITAL DIGITAL DIGITAL $364 Market Segmentation Product Segmentation Engineering Developments Capital Reductions From: $351 DIGITAL

Q1 02 -6.8 Q1 '03 -19.7 Q1 '04 0.2 Q1 05 6.2 Q2 '03 -12.9 Q3 '03 -6.9 Q4 '03 -5.1 Q1 '04 0.2 Q2 '04 0.3 Q3 '04 4.2 Q4 '04 6.2 Q1 '05 6.2 Cash Flow Net Of Investing TTM Trailing Twelve Months Slide 9 FINANCIAL HIGHLIGHTS $(12.9) (in millions) $6.2 $0.3 $(5.1) $(6.9) $0.2 $4.3 $6.2

Cash Flow Analysis Q1 '05 Q1 '05 Q1 '04 % Chg Cash from Operations $ 18.2 $ 60.5 $ 49.3 22.7% Corp Capital / Minor Extensions (2.7) (12.9) (4.9) Digital Renewal Investment * (3.5) (14.2) (16.1) Pre-Expansion Cash Flow $ 12.1 $ 33.5 $ 28.3 18.4% New Room Investment ** (6.4) (27.3) (28.1) Post- Expansion Cash Flow $ 5.7 $ 6.2 $ 0.2 *Digital Upgrade Rooms 13,331 51,897 49,383 5.1% **New Digital Rooms 18,251 76,434 71,083 7.5% (in millions) FINANCIAL HIGHLIGHTS Slide 10 TTM TTM

Liquidity Metrics Debt $ 312.7 $ 360.6 Debt Net of Cash $ 279.8 $ 354.6 Outstanding Debt Ratios 3.5x 4.2x Net Debt Ratios 3.1x 4.1x Q1 2005 Q1 Debt Upgrade from Moody's $75 Million Available Under Revolving Bank Credit Facility (in millions) FINANCIAL HIGHLIGHTS Q1 2004 Slide 11

OUTLOOK Q1 & Full Year 2005 Guidance Q2 '05 Range FY' 05 Range Revenue $ 69.0 - $ 71.0 $ 282.0 - $290.0 Operating Income $ 5.0 - $ 6.0 $ 22.0 - $ 25.5 Operating Income exclusive of D & A $ 23.0 - $ 24.0 $ 93.0 - $ 96.5 Net Loss $ (2.5) - $ (1.5) $ (8.5) - $ (5.0) EPS (Loss) $(0.14) - $(0.08) $ (0.47) - $(0.28) Capital Investment $ 13.5 - $ 14.5 $ 55.0 - $ 57.0 Net New Rooms 8,500 - 10,000 42,000 - 45,000 Slide 12 (in millions except per share)

Revenue Growth Strategy: Digital Platform Focused Slide 13 Increased Digital Penetration Levels Digital rooms producing 40% greater revenue Today = 55% End of 2006 = 75% New Content Offerings SportsNet TV On-Demand Marketing & Merchandising Activities On Screen Controls on all movie categories Time-of-day and day-of-week merchandising All-day purchase options Title-based promotions OUTLOOK

Average Contract Length 6.5 Years 6.5 Years Annual Revenue $ 323 $ 333 Annual Cash Flow $ 132 $ 136 Total Cash Flow Over Life $ 858 $ 884 Average Capital Investment $ 357 $ 395 Payback Period 2.7 Years 2.9 Years Cash-on-Cash Return 37.0% 34.4% Q1 '04 TTM Q1 '05 TTM Single Room Economics Digital New * Revenue, cash flow and capital based on TTM March '05 & '04 actual results INTERACTIVE DIGITAL SYSTEM Slide 14

Slide 15 Copyright 2005 LodgeNet Entertainment Corporation All rights reserved.

Slide 16 Reconciliation of Operating Income exclusive of Depreciation & Amortization Operating Income exclusive of Depreciation and Amortization = Operating Income + D&A (12 months trailing)